                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 3rd day of March, 2003.

/s/ Conrad Black
---------------------------
LORD BLACK OF CROSSHARBOUR,
PC(C), OC, KCSG

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 26th day of February, 2003.

/s/ Michael Blakenham
---------------------
MICHAEL BLAKENHAM

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 27th day of February, 2003.

/s/ George S. Blumenthal
------------------------
GEORGE S. BLUMENTHAL

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 26th day of February, 2003.

/s/ Steven B. Dodge
-------------------
STEVEN B. DODGE

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 26th day of February, 2003.

/s/ Max M. Fisher
-----------------
MAX M. FISHER

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 26th day of February, 2003.

/s/ Hartington
----------------------
MARQUESS OF HARTINGTON

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 27th day of February, 2003.

/s/ Dr. Henry G. Jarecki
------------------------
DR. HENRY G. JARECKI

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 5th day of March, 2003.

/s/ Henry R. Kravis
-------------------
HENRY R. KRAVIS

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 28th day of February, 2003.

/s/ Jeffrey H. Miro
-------------------
JEFFREY H. MIRO

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 25th day of February, 2003.

/s/ Brian S. Posner
-------------------
BRIAN S. POSNER

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 26th day of February, 2003.

/s/ Sharon Rockefeller
------------------------
SHARON PERCY ROCKEFELLER

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 25th day of February, 2003.

/s/ Michael I. Sovern
---------------------
MICHAEL I. SOVERN

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 27th day of February, 2003.

/s/ Robert S. Taubman
---------------------
ROBERT S. TAUBMAN

                                POWER OF ATTORNEY

       The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 25th day of February, 2003.

/s/ Robin G. Woodhead
---------------------
ROBIN G. WOODHEAD